UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 20, 2023

COMSCORE, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438–2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.
Overview
On December 26, 2023, at the request of comScore, Inc. (the "Company"), each holder of the Company's Series B Convertible Preferred Stock, par value $0.001 per share ("Series B Preferred Stock"), waived its right to receive on or before December 31, 2023 the annual dividends otherwise payable by the Company on that date (the "Waivers"). Under the Waivers and the Certificate of Designations governing the Series B Preferred Stock, the deferred dividends will continue to accrue at a rate of 9.5% per year until paid, with payment to occur on or before June 30, 2024, subject to certain conditions. Additional information regarding the Waivers is set forth below. In connection with the Waivers, the Company's Board of Directors (the "Board") unanimously agreed to defer the dividend declaration and payment in order to provide flexibility for the Company's management team to continue to execute its strategic growth plan.
Series B Preferred Stockholder Waivers
Pursuant to Section 4 of the Certificate of Designations governing the Series B Preferred Stock, holders of record of the Series B Preferred Stock at the close of business on June 15, 2023 would have been entitled to receive Annual Dividends (as defined in the Certificate of Designations) payable on June 30, 2023 on the terms and conditions set forth in the Certificate of Designations. As previously disclosed, on June 15, 2023, each of the holders of the Series B Preferred Stock (Charter Communications Holding Company, LLC, Liberty Broadband Corporation and Pine Investor, LLC) waived its right to receive on June 30, 2023 the Annual Dividends that otherwise would have been payable to such holders on that date (the "Deferred Dividends," and such waivers, the "Prior Waivers"). Under the Certificate of Designations and the Prior Waivers, the Company was required to declare and pay the Deferred Dividends, together with any amounts accrued and accumulated thereon, unless prohibited by Section 170 of the General Corporation Law of the State of Delaware, on or before December 31, 2023.
As described above, on December 26, 2023, each of the holders of the Series B Preferred Stock waived its right to receive on or before December 31, 2023 the Deferred Dividends, together with any amounts accrued and accumulated thereon, otherwise payable by the Company on that date. Under the Certificate of Designations and the Waivers, (i) the Deferred Dividends will continue to accrue and accumulate at a rate of 9.5% per annum until such time as the Deferred Dividends are declared and paid, and (ii) the Company will declare and pay the Deferred Dividends, together with any amounts accrued and accumulated thereon, unless prohibited by Section 170 of the General Corporation Law of the State of Delaware, on or before June 30, 2024.
Except as described above, the Waivers did not modify the voting, liquidation or dividend rights of the holders of Series B Preferred Stock. The foregoing description of the Waivers does not purport to be complete and is qualified in its entirety by reference to the full text of the Waivers, copies of which are attached hereto as Exhibits 4.1, 4.2 and 4.3 and are incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adjustment to Equity Plans and Awards
The information contained in Item 8.01 of this Current Report on Form 8-K regarding adjustment to the Company's equity plans and outstanding equity awards for a previously announced reverse stock split is incorporated by reference into this Item 5.02.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment to Amended and Restated Certificate of Incorporation

On December 20, 2023 (the "Effective Date"), the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the "COI Certificate of Amendment") with the Secretary of State of the State of Delaware to implement a previously announced reverse stock split. The COI Certificate of Amendment, which became effective with the Secretary of State upon filing, permitted the Company to effect (i) a reverse stock split of its common stock, par value $0.001 per share (the "Common Stock") at a ratio of 1-for-20 (the "Reverse Stock Split") and (ii) a proportional share reduction to reduce (a) the number of authorized shares of Common Stock from 275,000,000 to 13,750,000 and (b) the total number of shares of stock authorized for issuance from 380,000,000 to 118,750,000. The Company implemented the Reverse Stock Split on the Effective Date.

The foregoing summary of the COI Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the COI Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 8.01 Other Events.
Adjustment to Equity Plans and Awards
On the Effective Date, the aggregate number of shares of Common Stock remaining issuable under each of the comScore, Inc. 2018 Equity and Incentive Compensation Plan (the "EICP"), the Shareablee, Inc. 2013 Stock Option/Stock Issuance Plan, and the Rentrak Corporation 2011 Incentive Plan, each as amended from time to time (collectively, the "Plans") was ratably adjusted to reflect the Reverse Stock Split. A copy of the EICP amendment reflecting the adjustment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Also on the Effective Date, the number of shares of Common Stock and the exercise price included under any equity and equity-based awards outstanding under each of the Plans was ratably adjusted to reflect the Reverse Stock Split, in each case rounding the number of shares of Common Stock issuable under such awards down to the nearest whole share, and for outstanding restricted stock units, with a cash payment in lieu of any fractional shares. In addition, any stock-price hurdles under the vesting provisions of outstanding performance-based restricted stock unit awards granted under the EICP were proportionately adjusted pursuant to the Reverse Stock Split to prevent enlargement of such awards by preserving the same ratio between the closing price and the stock-price hurdle that existed on the date of grant or amendment of such awards.
Registration Statements
The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.
The Company has several registration statements on Form S-3 and Form S-8 on file with the U.S. Securities and Exchange Commission (the "SEC"). SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8, as applicable. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 is intended to be automatically incorporated by reference into each of the active registration statements listed below, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described below is proportionately reduced as of the Effective Date to give effect to the Reverse Stock Split.
The following is a list of the Company's registration statements, by SEC file number, that are amended by the filing of this Form 8-K:
•Form S-8, File No. 333-144281;
•Form S-8, File No. 333-155355;
•Form S-8, File No. 333-159126;
•Form S-8, File No. 333-166349;
•Form S-8, File No. 333-172838;
•Form S-8, File No. 333-179625;
•Form S-8, File No. 333-186764;
•Form S-8, File No. 333-194010;
•Form S-8, File No. 333-202221;
•Form S-8, File No. 333-209310;
•Form S-8, File No. 333-225400;
•Form S-8, File No. 333-239931;
•Form S-8, File No. 333-261890;
•Form S-8, File No. 333-265922;
•Form S-8, File No. 333-273054;
•Form S-3, File No. 333-231778;
•Form S-3, File No. 333-226246; and

•Form S-3, File No. 333-259181.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of comScore, Inc.

4.1	Series B Preferred Stockholder Waiver, dated December 26, 2023, from Charter Communications Holding Company, LLC

4.2	Series B Preferred Stockholder Waiver, dated December 26, 2023, from Liberty Broadband Corporation

4.3	Series B Preferred Stockholder Waiver, dated December 26, 2023, from Pine Investor, LLC

10.1	Third Amendment to the comScore, Inc. Amended and Restated 2018 Equity and Incentive Compensation Plan

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Mary Margaret Curry
Mary Margaret Curry
Chief Financial Officer and Treasurer
Date: December 27, 2023